Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 363,036,364.00
Aggregate Redeemed or Repurchased, FY	132,008,327.00
Aggregate Redeemed or Repurchased, Prior FY	9,496,465.00
Redemption Credits	0.00
Net Sales	$ 221,531,572.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 30,593.51